UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-07853

                         Kalmar Pooled Investment Trust

(Exact name of registrant as specified in charter)

Barley Mill House

3701 Kennett Pike

                                 Wilmington, DE 19807

(Address of principal executive offices) (Zip code)

Ford B. Draper, Jr., President

Barley Mill House

3701 Kennett Pike

                                 Wilmington, DE 19807

(Name and address of agent for service)

Registrant’s telephone number, including area code:  800-463-6670

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

KALMAR POOLED INVESTMENT TRUST

Kalmar “Growth-with-Value” Small Cap Fund

Annual Report

December 31, 2014

This report has been prepared for the general information of Kalmar Pooled Investment Trust shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus. Investors are reminded to read the prospectus carefully before investing or sending money.

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Report from Management

December 31, 2014

January 8, 2015

Dear Fellow Shareholders and Friends:

Small Cap stocks rallied strongly in the Fourth Quarter, outpacing Mid and Large Caps for the period. Nevertheless, small caps lagged the larger market caps for the full year after outperforming them by an even wider margin in 2013. Within the Russell 2000 Growth Index , the smaller stocks (but not the very smallest) performed best, along with the non-earners by a wide margin, companies with lower ROE’s, and, once again, those with no expected earnings in the foreseeable future. Exceptional strength in the smaller market cap Pharmaceutical and Biotech industries supported much of this non-earner/no expected earnings leadership. Real Estate Investment Trust’s (REIT’s) were also very strong as interest rates continued to decline despite a growing belief that the Fed will act in 2015 to raise the Fed Funds rate. One final note is the unusual disparity in performance among the various sectors as Energy collapsed on plunging oil prices, while Health Care advanced the most, with a 51 percentage point difference between these two sectors in the Russell 2000 Growth Index.

Kalmar “Growth-with-Value” Small Cap Fund Total Returns (%) — As of 12/31/14	MTD	QTD	1-Year	3-Year	5-Year	10-Year	Since Inception 4/11/97
Investor Class (KGSCX)[1]	1.34	7.68	-7.24	14.69	15.33	7.43	8.97
Institutional Class (KGSIX)[2]	1.28	7.66	-7.07	14.77	15.38	7.45	8.99
Advisor Class (KGSAX)[3]	1.28	7.62	-7.20	14.71	15.34	7.43	8.98
Russell 2000® Growth Index	2.97	10.06	5.60	20.14	16.80	8.54	7.20
Russell 2000® Index	2.85	9.73	4.89	19.21	15.55	7.77	8.71
S&P 500 Index	-0.25	4.93	13.70	20.42	15.41	7.64	7.73

Note: Returns shown longer than 1-year are annualized. The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal values will fluctuate, and upon redemption shares may be worth more or less than original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Contact the investment adviser at 800-463-6670 to obtain performance current to the most recent month-end. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s annual gross operating expense, as stated in the current prospectus, is 1.29% for the Investor class, 1.22% for the Institutional Class, and 1.32% for the Advisor class. This rate can fluctuate and may differ from that printed in the prospectus. The Fund imposes a 2.0% redemption fee on shares redeemed within 30 days of purchase. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. You cannot invest directly in an index.

1Investor class performance prior to May 1, 2013 reflects certain sub-accounting and shareholder services fees similar to the formal Shareholder Services Fees plan initiated on that date and deducted from the Fund’s assets at the annualized rate of 0.25%. 2Institutional Class federal registration was effective beginning April 22, 2013 but the class did not begin operations until May 14, 2013. Institutional Class performance prior to May 15, 2013 is the performance of the Investor Class. 3Advisor Class federal registration was effective beginning April 22, 2013 but the class did not begin operations until July 18, 2013. Advisor Class performance prior to July 19, 2013 is the performance of the Investor Class.

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Report from Management — continued

Fourth Quarter Performance Attribution

Given the above scenario, it was expected that the Kalmar “Growth-with-Value” Small Cap Fund would underperform the Russell 2000 Growth benchmark.

About three-quarters of Kalmar’s underperformance to the Russell 2000 Growth Index during the Fourth Quarter was due to our Health Care exposure. A review of attribution would suggest that Health Care detracted because of roughly equal parts “stock selection” and “sector allocation”, namely our sector underweight. However, Kalmar’s quality and valuation investment disciplines simply don’t allow us to own the vast number of speculative, development- stage Pharma and Biotech companies that are not profitable, burn cash, trade at inflated valuations, and have high binary risk business models, thereby creating our underweight. In addition, with these two industries advancing a whopping 18% and 20% respectively in the Russell 2000 Growth index in the Quarter and comprising over 57% of the sector, this creates a double performance detractor for the Fund portfolio that should not be viewed as either poor stock selection or poor sector allocation, in our opinion. Meanwhile, the bulk of our Health Care holdings performed just fine, doing nicely better than the overall index for the Quarter – and for the year.

While addressing the detractors during the Quarter, the others were the Energy and Producer Durables sectors. In Energy, we own a higher proportion of rapid reserve growth Exploration & Production companies whose share prices were more affected by the falling price of oil despite comparatively decent balance sheets and their low-cost producer capability. The decline in oil and gas prices also affected our Producer Durables holdings as Energy capital expenditures will be reduced in 2015.

We believe it is promising that our holdings in six of the nine sectors representing almost two-thirds of the portfolio outperformed their sector counterparts in the Quarter. These contributions fully offset the above described “stock selection” effects from Health Care, Energy, and Producer Durables. That positive stock versus stock outperformance was most pronounced in descending order among our Materials & Processing, Financial Services, and Consumer Staples holdings. Put another way, the Fourth Quarter performance shortfall can be attributed to our sector weighting differences, with our policy-derived Health Care underweight most penalizing, followed by a very small overweight to Energy. Our overweight to the better performing Consumer Discretionary sector helped offset this somewhat, while the performance effect of sector weighting differences was minor in all other sectors.

Full Year 2014 Performance Discussion

This summary generalizes the “Perfect Storm” of influences that negatively affected the Kalmar Fund’s performance in 2014, which we discussed in detail in Fund Commentaries from earlier in the Year.

•

A solid December 2013 with better than benchmark performance marked the end of a great year for Kalmar clients. The strong business delivery throughout 2013 for most of our portfolio holdings was rewarded by gains in valuations. In response to significant valuation expansion, Kalmar became more

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active in late 2013 and into early 2014 trimming the position size of many successful holdings – but not aggressively enough as events played out.

•

We did not anticipate a major interruption in U.S. economic growth in early 2014 – largely the result of severe winter weather in much of the country that most affected consumer-facing companies – or such an abrupt change in investor sentiment and market leadership bringing significant contraction in valuation multiples, and a “sell on any news” mentality as leadership shifted from Smaller to Larger companies and from Growth to Value. During the first seven months of 2014, the combination of those factors proved unusually difficult for Kalmar as the market rotated away from and corrected the strong 2013 move up in groups we are generally over-weight for bottom-up reasons and also grew increasingly concerned about future economic growth as the economy shrank in the First Quarter – especially since consensus expectations entering the year were for an accelerating economy and rising, not falling, interest rates.

•

By the end of July, the impact of these factors had been reduced, helped by portfolio adjustments to overcome them. Prices for our holdings were beginning to act more normally to company news, i.e., disappointing results expectably led to stock price declines, while positive results led to price gains rather than fueling an opportunity to sell. In response, along with consistently stronger business delivery from our holdings, the Kalmar Fund portfolio became more normally productive, with an increasing portion of the portfolio contributing positive relative performance.

•

We appeared to be out of the woods but then two macro-driven developments began to weigh on the Fund portfolio. First, concerns arose in September over a deeper slowdown in Europe and China as well as over the surging U.S. Dollar. These prompted rotation away from businesses having global presence relative to those principally focused on domestic markets. With purposefully higher than benchmark exposure to global markets for reasons of greater growth runway room, this heightened worry impacted the Fund more than the benchmarks. The second, ultimately more upsetting development was the collapse in global oil prices that has rocked the Energy sector progressively. We address this important influence in detail later.

•

Finally, a major persisting headwind has been the extraordinary strength of small development-stage Pharma and Biotech stocks. These industries were performance leaders in 2013 into early 2014, experienced a minor correction in mid-2014, and then surged again starting in August and continuing right through year-end. Our under representation to these two industries – for all the reasons previously discussed – accounts for approximately 90% of our underperformance over the final five months of the year. A modest cash position in a rapidly rising market detracted more than the balance, so these two factors effectively hid the broadening list of positives within the Fund.

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Report from Management — continued

Recent Portfolio Activity1

During the Fourth Quarter we purchased 6 new holdings for the Fund and sold 7 completely. “Peel the Onion” trim and “Beef Up” decisions were active in our effort to optimize future portfolio reward-to-risk and, as mentioned, to control risk in highly valued names. Examples of recent new purchases include:

•

Ligand Pharmaceuticals, Inc[2] (LGND) Market Cap† $1.3 Billion: This profitable, cash flow positive biopharmaceutical company owns a portfolio of pharmaceuticals, biologics, and proprietary active ingredients at varying stages of maturity from preclinical compounds to present royalty generating assets. We believe the company has the potential to generate rising revenue and growth as these assets increasingly are brought to market through the research efforts and investments of their pharma and biotech partners.

•

Advisory Board Company[3] (ABCO) Market Cap† $1.5 Billion: This global research, consulting, and management software company serves the Health Care and Education industries. Their business model seeks to leverage their intellectual property over a growing customer base through developing new programs and cross-selling existing clients. In particular, we believe that Advisory Board can benefit from the increasing complexity and major changes confronting its Health Care clients and that, after a period of new product acquisition activity, operating leverage can rebound.

•

Globus Medical, Inc[4] (GMED) Market Cap† $1.6 Billion: This innovative medical device company focuses on surgical products that promote healing in-patients with spine disorders. We believe there are growth opportunities resulting from the combination of a growing professional sales force, intense R&D focused on new products, tuck-in acquisitions, and market share gains in sizable non-U.S. markets.

Portfolio Positioning

Kalmar invests with a forward horizon of one to several years, seeking strong returns with low risk over longer time frames. We don’t attempt to trade short term themes and sector shifts. Our research is intensely bottom-up focused on developing proprietary conviction in a company’s fundamental longer term ability to deliver above-expectation

[1]

The information provided in this commentary is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security. There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular sector or that any stock mentioned will be successful. This commentary is not representative of all securities purchased or sold for the Fund. Holdings are subject to change. Kalmar Investments will provide a comprehensive list of security purchases and sales for the past 12 months upon request.

[2]	Ligand Pharmaceuticals, Inc. (1.0% of the Kalmar Fund assets as of 12/31/14)
[3]	Advisory Board Company (0.5% of Kalmar Fund assets as of 12/31/14)
[4]	Globus Medical, Inc (1.1% of Kalmar Fund assets as of 12/31/14)
†	Market Cap values shown are at the time of purchase.

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competitive gains, revenue growth, margin expansion, earnings progress, and cash generation. Accordingly, our sector weights evolve slowly and organically over market cycles.

That said, our bottom-up research has led the Kalmar Fund to be overweight in the Materials & Processing, Producer Durables, Technology, and Energy sectors. These sectors of the economy offer many opportunities to qualify growth companies with special attributes such as superior market position, intellectual property, niche expertise, or manufacturing/service dominance, to name a few, that can be leveraged across the globe to differing degrees rather than just in the U.S., which can give them larger addressable markets and longer runway for potential growth.

Though often more economically sensitive, such companies sometimes have relatively fewer competitors, which can enhance pricing power, while their regulatory oversight can be less onerous than in certain other industries. Further, unlike many stocks now, certain of these companies trade at moderate multiples of 2015 and 2016 consensus earnings expectations. We believe this should make for attractive reward-to-risk opportunities – though we thought that would be so in 2014 – particularly when our research is able to develop a differentiated earnings power assessment for the particular business. And the inflexion upward in U.S. growth, if not offset by further slowing in Europe and China, could potentially provide a tailwind.

In contrast, we remain underweight in Health Care. The Health Care underweight results mostly from our oft-described risk control discipline to avoid the “binary risk” and other higher risk/lower reward characteristics of many smaller, development stage Pharma and Biotech companies, such as high speculative valuations, negative earnings, and cash burn. The same is true of the now more regulated Financial Services sector, where we have been systematically underweight for years. This is because most garden-variety banks, insurers, finance companies, and REITs either do not meet our growth investment criteria or have unacceptable “transparency risk” related to the quality of their assets when they attempt to grow rapidly.

While purposefully avoiding direct investment in smaller Biotechs, or Banks with unwise growth ambitions, or other volatile groups like commodity-dependent companies that may have limited ability to create a more predictable growth path, Kalmar invests in such industries indirectly by identifying service companies supplying their particular needs, or the needs of their customers, without taking on the sorts of risks referred to above.

Reasonable valuation is a critical concept to Kalmar, as you know. Much of 2013’s strong equity returns came from rising stock valuations in certain areas, plus an expanding market multiple generally, rather than commensurately strong corporate earnings growth. Ballooning valuation was most notable in several areas. Performance/momentum chasing accounted for much of this. Kalmar specifically avoided these but did enjoy substantial multiple expansion in a number of more-profitable long-tail growth companies.

Following our “Peel the Onion” strategy that seeks to successfully harvest partial positions in winning stocks when they exceed our short term price targets, we trimmed many of these in late 2013. The intended benefits of peeling

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the onion seeks to reduce specific valuation risk, maintain reasonable valuation for the overall portfolio, guard against unforeseen company missteps/competitive threats, and create capital for re-deployment into new quality-growth holdings at more inefficient valuations. Nevertheless, when market psychology abruptly changed, we suffered from sharp multiple compression in these and certain other stocks into mid-summer 2014 – never mind that their forward business progress has remained robust. With the benefit of hindsight, it’s apparent that we should have been more aggressive with valuation sales; however, we believe these high quality, predictable growers are attractive here.

The Energy Investment Outlook

The two most major developments since the end of the Third Quarter are the stunning plunge in world oil prices and the interconnected collapse of the Russian Ruble. We had largely overcome the “Perfect Storm” of negative influences that impacted Kalmar’s 2014 performance by the end of July; however since then Energy’s decline accelerated materially. Accordingly, a discussion of our Energy outlook is in order.

Historically – and coming into 2014 – our Energy investment record and approach have been successful and rewarding. Both as to our Exploration & Production and Oil Service exposure, our approach has been to seek out growers positioned so that we could be relatively agnostic about normally expectable swings in commodity pricing. In the case of E&P’s, for instance, we have specialized in companies able to benefit materially from resource play development (in contrast to wild catting) that we can buy at significant discounts to their unfolding reserve net asset values (NAVs). This strategy requires that the given companies have the geophysical expertise to assemble significant land positions with major undeveloped reserve potential, plus the technical production capabilities to be low cost producers, such that they are able to generate increasing enterprise NAVs over sustainable periods as they move through the “manufacturing phase” of development. Importantly, as low cost producers with runways of high ROI opportunity ahead, they (and we) are thus able to navigate inevitable commodity swings with good success as NAVs build over time. Shale plays lend themselves well to this strategy because of the ability to de-risk large land positions and the criticality of development/manufacturing capability. Of course, this all works fine under “normal” circumstances but not, as we are experiencing, if prices collapse. The good news is that though the stocks may decline, the reserves don’t disappear like other non-E&P business opportunities might, but await price improvement for those companies able to weather through – and of course low cost producers can do that more successfully with better subsequent up-side leverage.

So where do we go from here and what are our views on the intermediate outlook?

Until the beginning of December natural gas pricing had been stable at relatively low levels having reacted earlier to burgeoning shale gas supply. Since then pricing has declined sharply as production continued to swell and warmer than normal weather prevailed. Our gas-levered holdings then moved even lower than their earlier declines, partially in sympathy with very sharp drops in all oil-levered stocks. Our gassy holdings have ultimately valuable, economic

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reserve positions with years of development inventory ahead, even before the industry-wide oil service cost decreases that are just beginning. Their reserve growth opportunities are largely in the Marcellus and Utica shales, which are the only two gas provinces believed to be profitable at present low pricing. Meanwhile, as 2015 progresses – despite the backlog of uncompleted wells, but recognizing the steep decline of older shale wells, widespread industry capex reductions, increased takeaway capacity thus improved differentials, and reduced associated gas from oil drilling cut backs – realized gas pricing has the potential to improve some for our companies, weather dependent. And, this would be before incremental demand from LNG exports, the significant petrochem/ethylene build out, and additional fuel switching from coal to gas are felt. However, by 2016 meaningful gas price increases look more certain on top of continued reserve growth for our companies. Remember the stocks will turn upward before the commodity, boosted by revived optimism about future reserve development. Presuming this pricing scenario is approximately right, the stocks appear attractive here. Remember, the cure for low energy prices is low energy prices.

Oil pricing dynamics are another story and appear to have the potential to improve more substantially going forward to at least correct the present undershoot to below economically sustainable levels. The global oil price collapse was more sudden, drastic, and unanticipated – exacerbated by a significant structural change as OPEC, pushed by the Saudi’s, shifted from its historical role of price moderation to market share protection. Over 80% of global incremental oil supply is coming from U.S. shale production which the Saudi’s are determined to slow. At the present $48 price for West Texas Intermediate (domestic crude oil) virtually no shale oil is profitable, certainly not the Bakken, and industry production capex appears to be being cut by ~30% and rising going into 2015. Moreover, for many producers and fields today realized prices are below the cash cost of production. Nonetheless, domestic production will continue to rise because of already drilled but un-completed wells and hedged realizations through mid-year, when peak oversupply will likely be reached. $60-$65 oil for 2015 together with expiration of hedges is believed to be low enough to clear the estimated oversupply of 1.1 million barrels per day. Emphasizing the power of marginal economics, this amount represents only about 1.2% of global demand. Moreover, at least $75 oil or higher appears necessary to maintain adequate world production, taking into consideration the persistent decline of older fields, the very sharp first year decline of new shale wells, plus likely curtailment of deep water projects and tar sand investments. Remember that oil-dependent countries other than the Saudis and a few immediate neighbors cannot support their economies on even $75 prices. Moreover, we believe the “Peak Oil” concept is accurate, albeit pushed out by horizontal drilling and fracking technologies for the moment.

We believe once the crest of production is in view, the bottom in oil prices should be put in, and oil E&Ps, oil service stocks, and gassier companies’ stocks should recover nicely, accentuated by merger and acquisition consolidation. Earnings for companies in the Energy industries will continue to move down, but stocks can and do go up while estimate revisions are still downward if a meaningful upward inflexion is impending. Meanwhile, Kalmar’s Energy holdings are comparatively well-positioned. The same recovery phenomena, ongoing business improvement initiatives, and comparative good positioning should also apply to certain of our Producer Durables

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and Materials & Processing holdings that are momentarily suffering from negative Energy rub-off. Moreover, volatile times like these should offer opportunities to upgrade holdings and we expect to benefit from that opportunity as well. We believe Energy stocks have the likelihood to be good performers in 2015.

Economic and Market Outlook

For some time now, serious geopolitical events have been developing, like the disintegration of Iraq, the Syrian mess, the spread of ISIS, additional confrontation in Ukraine, President Putin’s increasing aggressiveness, and the implementation of sanctions against Russia. Among other things, these illustrate the heightened risks in the overall geopolitical environment, the diminished effectiveness of U.S. foreign policy, and our loss of International influence. While outcomes from such developments are unpredictable, they have the potential to threaten investor comfort that has contributed to stock market strength.

As mentioned under the Energy Investment Outlook, the two biggest recent geo-political developments are the collapse of world oil prices and the Ruble. These further raise the overall risk level. A number of countries’ economies and potential political stability are threatened by the plunge in oil, but nowhere as severely as Russia given the simultaneous tanking of the Ruble. A deep recession there and increasing isolation appear unavoidable. Putin appears boxed into a corner and is obviously prone to unpredictable disruptive behaviour. Moreover, the ramifications for Europe – and more broadly – almost no matter what happens probably won’t be helpful.

Apart from such genuine risks, we remain optimistic about continuation of the beneficial outlook for U.S. equities and appreciate why the broad market has been making new highs. In a longer term context, valuations have risen in recent years, but we do not see them as extreme and continue to find and qualify growth companies on our terms that trade at appealing valuations. Moreover, the U.S. and, to a lesser/dicier degree, world economies appear likely to maintain a path of continued slow improvement supported by central bank action. However, what earlier seemed to be synchronous improvement has developed cracks and divergences, with U.S. growth inflecting up, Europe weakening, and risk of progressive slowing in China – never mind what comes out of Russia. Among other things, this has resulted in a powerful advance in the U.S. Dollar, widespread weakness in commodities, oil most notably, and increased risk of deflation.

Accordingly, a nervous consensus seems to have emerged that global growth will be slower than previously thought; inflation and interest rates lower, including in the U.S.; and the longevity of the expansion potentially longer. Within that, the hope is Europe can escape with only a mild recession. Such an environment should continue to allow reasonable corporate earnings growth and businesses to prosper if well-positioned – and, if so, the Bull Market can be prolonged – albeit with possibly narrower participation and more volatility and corrections. Thankfully, U.S. economic growth appears to have reached a self-sustaining moderate pace and, as we’ve repeated many times, importantly for our markets America remains “The best house on the world block”. Indeed, the U.S. has replaced China as the engine of global growth. And with our economy now growing more sturdily at about 3%,

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it represents a critical mass of rising activity that other world economies need now more than earlier. Still, since we live in an ever more interdependent world, ultimately the U.S. can’t thrive in a vacuum.

Organizational Developments

This brings Kalmar’s Happy New Year wishes for peace, health, and prosperity in 2015. The investment team and our several support teams are stable, productive, and committed to the success of our clients. Keep the Faith!

Yours faithfully,

Ford B. Draper, Jr., President

Kalmar Pooled Investment Trust

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IMPORTANT INFORMATION

Kalmar’s comments reflect the investment adviser’s general opinions regarding the market, economy, and any stocks mentioned or stock opinions given, were current only as of the date of this letter, and are subject to change at any time. The information provided in this letter is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

A preponderant portion of the investments in the Kalmar Fund are in small cap stocks. Investments in small cap stocks involve greater risks than investments in larger, more established companies, are more volatile, and may suffer significant losses. Further, the market for small cap stocks is generally less liquid than the markets for larger stocks, which can contribute to increased price volatility of small cap stocks. Kalmar invests in growth stocks with the potential for significant growth and may be more volatile because they are more sensitive to market conditions. Kalmar may seek to buy these stocks at undervalued prices and this involves the risk that the securities may remain undervalued for an extended period of time and may not realize its full potential. Market or economic conditions can vary widely over time and can result in a loss of portfolio value.

Investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current and future portfolio holdings are subject to risk. There is no guarantee that the Kalmar Fund will continue to hold any one particular security or stay invested in any one particular sector. The performance of any single portfolio holding is no indication of the performance of other portfolio holdings or of the performance of the Fund itself. This commentary is not representative of all securities purchased or sold for the Kalmar Fund. Holdings are subject to change. Kalmar Investments will provide a list of security purchases and sales for the past 12 months upon request.

ROE (Return on equity) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested. ROI (Return on investment) is a performance measure used to evaluate the efficiency of an investment. Market cap values shown are at the time of purchase.

The Kalmar “Growth-with-Value” Small Cap Fund’s benchmark is the Russell 2000® Growth Index. The Russell 2000® Growth Index is reconstituted annually and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000® Index covers up to 2,000 companies in the U.S. market. The Russell 2000® Index and Russell 2000 Growth® Index are registered trademarks of Russell Investments. Russell is a trademark of Russell Investments. For comparative purposes, the S&P 500 index is shown. The S&P 500 Index is an unmanaged group of securities generally considered to represent the performance of the large capitalization sector of the U.S. equity securities market.

The indices mentioned herein are unmanaged and not available for direct investment. Unlike a mutual fund, the performance of these indices assumes no taxes, transaction costs, management fees or other expenses. You cannot invest directly in an index.

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Report from Management — concluded

Kalmar Pooled Investment Trust — “Growth-with-Value” Small Cap Fund — Investor Class Shares

Growth of $10,000 vs. The Russell 2000® Growth Index and The Russell 2000® Index

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling 800-463-6670. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s annual gross operating expense, as stated in the current prospectus, is 1.29%, 1.22% and 1.32% for the Investor Class, the Institutional Class and the Advisor Class, respectively. This rate can fluctuate and may differ from the actual expenses incurred for the period covered by this report. The Fund’s investment adviser, Kalmar Investment Advisers (“Kalmar” or the “Adviser”), has contractually agreed to the reimbursement of other operating expenses or the waiver of all or a portion of its advisory fee in order to limit “Total Annual Fund Operating Expenses,” excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund Fees and Expenses,” to, as a percentage of average daily net assets, 1.50%, 1.25% and 1.35% with respect to the Investor Class, the Institutional Class and the Advisor Class, respectively (the “Expense Limitation”). Kalmar will reimburse expenses attributable to a specific class before waiving its advisory fee or reimbursing other expenses allocated to the Fund as a whole (“Fund-wide expenses”). The Expense Limitation will remain in place until April 30, 2016, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses reimbursed or fees waived within a three-year period from the year in which the Adviser reimbursed expenses of a Class or the Fund or waived its fees. No recoupment will occur unless the expenses of a Class or the Fund are below the Expense Limitation. The Fund imposes a 2% redemption fee calculated as a percentage of the amount redeemed and is charged only if shares are redeemed within 30 days of purchase.

The Russell 2000® Growth and the Russell 2000® indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses. It is not possible to invest directly into an index.

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Fund Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended December 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Fund Expense Example — concluded

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Kalmar “Growth-with-Value” Small-Cap Fund
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Six Months Ended December 31, 2014
Investor Class*
Actual	$1,000.00	$975.10	$6.98
Hypothetical (5% return before expenses)	$1,000.00	$1,018.14	$7.13
Institutional Class**
Actual	$1,000.00	$976.00	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.00
Advisor Class***
Actual	$1,000.00	$975.50	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.47

*	Expenses are equal to the Investor Class’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Investor Class’s ending account value on the first line in the table is based on its actual total return of (2.49)% for the six-month period of July 1, 2014 to December 31, 2014.
**	The Fund began issuing Institutional Class on May 15, 2013. Expenses are equal to the Institutional Class’s annualized expense ratio of 1.18% multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Institutional Class’s ending account value on the first line in the table is based on its actual total return of (2.40)% for the six-month period of July 1, 2014 to December 31, 2014.
***	The Fund began issuing Advisor Class on July 19, 2013. Expenses are equal to the Advisor Class’s annualized expense ratio of 1.27% multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Advisor Class’s ending account value on the first line in the table is based on its actual total return of (2.45)% for the six-month period of July 1, 2014 to December 31, 2014.

KALMAR

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SMALL CAP FUND

Portfolio Holdings Summary Table

December 31, 2014

(Unaudited)

	% of Net Assets	Value
Common Stock:
Technology	24.4%	$177,393,766
Consumer Discretionary	23.4	170,504,831
Producer Durables	15.5	112,600,198
Healthcare	13.5	98,588,766
Materials & Processing	9.1	66,098,306
Financial Services	6.7	49,116,132
Energy	3.9	28,690,507
Consumer Staples	3.8	27,596,375
Utilities	0.8	5,726,099
Securities Lending Collateral	7.1	51,490,134

Total Investments	108.2	787,805,114
Liabilities In Excess Of Other Assets	(8.2)	(59,696,392)

NET ASSETS — 100.0%	100.0%	$728,108,722

See Accompanying Notes to Financial Statements

KALMAR

POOLED

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“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments

December 31, 2014

	Shares	Value (Note 2)
COMMON STOCK — 101.1%
Consumer Discretionary — 23.4%
ADVERTISING AGENCIES — 0.4%
Marchex, Inc. (B Shares)	653,120	$2,997,821

AUTO PARTS — 2.8%
Dorman Products, Inc. * (a)	136,955	6,610,818
Gentherm, Inc. *	172,765	6,326,654
LKQ Corp. *	248,750	6,994,850

		19,932,322

ENTERTAINMENT — 3.3%
IMAX Corp. (Canada) * (a)	388,365	12,000,478
Live Nation Entertainment, Inc. *	463,985	12,114,648

		24,115,126

LEISURE TIME — 2.4%
Life Time Fitness, Inc. * (a)	304,960	17,266,835

RADIO & TV BROADCASTERS — 0.8%
Entravision Communications Corp. (A Shares)	937,725	6,076,458

RESTAURANTS — 3.8%
Del Frisco’s Restaurant Group *	330,545	7,847,138
Krispy Kreme Doughnuts, Inc. *	535,370	10,568,204
Texas Roadhouse, Inc.	275,990	9,317,422

		27,732,764

SPECIALTY RETAIL — 7.0%
DSW, Inc. (A Shares)	430,110	16,043,103
Stage Stores, Inc.	369,260	7,643,682
Stein Mart, Inc.	393,915	5,759,037
Ulta Salon Cosmetics & Fragrance, Inc. *	71,340	9,120,106

See Accompanying Notes to Financial Statements

KALMAR

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SMALL CAP FUND

Schedule of Investments — continued

December 31, 2014

	Shares	Value (Note 2)
Consumer Discretionary — (Continued)
Vitamin Shoppe, Inc. *	116,245	$5,647,182
Zumiez, Inc. *	175,795	6,790,961

		51,004,071

TEXTILES APPAREL & SHOES — 2.9%
G-III Apparel Group, Ltd. *	113,040	11,418,170
Oxford Industries, Inc.	180,425	9,961,264

		21,379,434

TOTAL CONSUMER DISCRETIONARY		170,504,831

Consumer Staples — 3.8%
FOODS — 3.8%
TreeHouse Foods, Inc. *	94,695	8,099,263
United Natural Foods, Inc. *	252,145	19,497,112

		27,596,375

TOTAL CONSUMER STAPLES		27,596,375

Energy — 3.9%
OFFSHORE DRILLING & OTHER SERVICES — 0.4%
Atwood Oceanics, Inc. (a)	107,925	3,061,832

OIL: CRUDE PRODUCERS — 3.5%
Bonanza Creek Energy, Inc. *	143,300	3,439,200
Magnum Hunter Resources Corp. * (a)	1,862,805	5,849,208
Matador Resources Co. *	325,160	6,577,987
PDC Energy, Inc. *	169,630	7,000,630
Rex Energy Corp. * (a)	541,500	2,761,650

		25,628,675

TOTAL ENERGY		28,690,507

See Accompanying Notes to Financial Statements

KALMAR

POOLED

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SMALL CAP FUND

Schedule of Investments — continued

December 31, 2014

	Shares	Value (Note 2)
Financial Services — 6.7%
ASSET MANAGEMENT & CUSTODIAN — 0.6%
Financial Engines, Inc. (a)	130,090	$4,754,789

BANKS: DIVERSIFIED — 0.5%
Texas Capital Bancshares, Inc. *	60,900	3,308,697

CONSUMER LENDING — 1.5%
Encore Capital Group, Inc. * (a)	250,445	11,119,758

FINANCIAL DATA & SYSTEMS — 4.1%
Alliance Data Systems Corp. *	58,275	16,669,564
WageWorks, Inc. *	205,410	13,263,324

		29,932,888

TOTAL FINANCIAL SERVICES		49,116,132

Healthcare — 13.5%
BIOTECHNOLOGY — 1.5%
Ligand Pharmaceuticals, Inc. *	136,690	7,273,275
Repligen Corp. *	200,540	3,970,692

		11,243,967

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES — 6.4%
AngioDynamics, Inc. *	12,660	240,667
Cooper Companies, Inc. (The)	74,850	12,132,437
Globus Medical, Inc. (A Shares) *	333,590	7,929,434
ResMed, Inc. (a)	117,290	6,575,277
Vascular Solutions, Inc. *	96,897	2,631,723
West Pharmaceutical Services, Inc.	324,580	17,280,639

		46,790,177

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2014

	Shares	Value (Note 2)
Healthcare — (Continued)
MEDICAL EQUIPMENT — 3.2%
Luminex Corp. *	373,000	$6,997,480
Spectranetics Corp. *	463,535	16,029,040

		23,026,520

PHARMACEUTICALS — 2.4%
Akorn, Inc. *	249,995	9,049,819
Cambrex Corp. *	392,150	8,478,283

		17,528,102

TOTAL HEALTHCARE		98,588,766

Materials & Processing — 9.1%
BUILDING MATERIALS — 2.3%
NCI Building Systems, Inc. *	318,765	5,903,528
Trex Co., Inc. *	250,205	10,653,729

		16,557,257

CHEMICALS: DIVERSIFIED — 3.2%
Chemtura Corp. *	255,915	6,328,778
PolyOne Corp.	449,124	17,026,291

		23,355,069

DIVERSIFIED MATERIALS & PROCESSING — 2.5%
Belden, Inc.	226,690	17,865,439

STEEL — 1.1%
Carpenter Technology Corp.	168,945	8,320,541

TOTAL MATERIALS & PROCESSING		66,098,306

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2014

	Shares	Value (Note 2)
Producer Durables — 15.5%
BACK OFFICE SUPPORT, HR, AND CONSULTING — 3.1%
Advisory Board Co. (The) *	70,390	$3,447,702
Corporate Executive Board Co.	176,780	12,821,853
WNS Holdings, Ltd., ADR *	292,529	6,043,649

		22,313,204

COMMERCIAL SERVICES: RENTAL & LEASING — 1.4%
Mobile Mini, Inc.	242,720	9,832,587

ENGINEERING & CONTRACTING SERVICES — 1.1%
Chicago Bridge & Iron Co. N.V. (Netherlands)	189,885	7,971,372

FORMS AND BULK PRINTING SERVICES — 0.6%
InnerWorkings, Inc. *	541,005	4,214,429

INTERNATIONAL TRADE AND DIVERSIFIED LOGISTICS — 1.3%
MSC Industrial Direct Co., Inc. (A Shares) (a)	113,130	9,191,813

MACHINERY: INDUSTRIAL — 2.9%
Middleby Corp. *	99,075	9,818,333
Tennant Co.	158,740	11,456,266

		21,274,599

OFFICE SUPPLIES & EQUIPMENT — 1.5%
Electronics For Imaging, Inc. * (a)	262,535	11,244,374

SCIENTIFIC INSTRUMENTS: ELECTRICAL — 3.6%
A.O. Smith Corp.	252,515	14,244,371
EnerSys	199,505	12,313,449

		26,557,820

TOTAL PRODUCER DURABLES		112,600,198

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2014

	Shares	Value (Note 2)
Technology — 24.4%
COMMUNICATIONS TECHNOLOGY — 0.5%
Finisar Corp. * (a)	211,747	$4,110,009

COMPUTER SERVICES SOFTWARE & SYSTEMS — 14.1%
Actua Corp. *	194,150	3,585,951
Acxiom Corp. *	630,766	12,785,627
Bankrate, Inc. *	809,194	10,058,281
Bottomline Technologies, (de) Inc. *	327,685	8,283,877
Callidus Software, Inc. *	623,230	10,177,346
Dealertrack Technologies, Inc. *	369,815	16,386,503
InterXion Holding NV *	248,455	6,792,760
Monotype Imaging Holdings, Inc.	208,985	6,025,038
Pegasystems, Inc.	351,860	7,308,132
SciQuest, Inc. *	173,030	2,500,284
Syntel, Inc. *	132,954	5,980,271
Ultimate Software Group, Inc. * (a)	85,980	12,623,154

		102,507,224

ELECTRONIC COMPONENTS — 4.5%
Methode Electronics, Inc.	327,615	11,961,224
Rogers Corp. *	252,970	20,601,877

		32,563,101

PRODUCTION TECHNOLOGY EQUIPMENT — 1.3%
Teradyne, Inc.	470,875	9,318,616

SEMICONDUCTORS & COMPONENTS — 3.4%
Diodes, Inc. *	220,735	6,085,664
Integrated Device Technology, Inc. *	361,400	7,083,440
MaxLinear, Inc. (A Shares) *	518,625	3,843,011
Power Integrations, Inc.	146,350	7,572,149

		24,584,264

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — concluded

December 31, 2014

	Shares/Par	Value (Note 2)
Technology — (Continued)
TELECOMMUNICATIONS EQUIPMENT — 0.6%
Ruckus Wireless, Inc. *	358,615	$4,310,552

TOTAL TECHNOLOGY		177,393,766

Utilities — 0.8%
TELECOMMUNICATIONS — 0.8%
8X8, Inc. *	625,120	5,726,099

TOTAL UTILITIES		5,726,099

TOTAL COMMON STOCK (COST $483,853,482)		736,314,980

WARRANTS — %
ENERGY —%
Magnum Hunter Resources, Strike price $8.50, Expires 4/15/16	186,280	—

TOTAL ENERGY		—

TOTAL WARRANTS (COST $—)		—

SECURITIES LENDING COLLATERAL — 7.1%
BlackRock Liquidity Funds TempFund Portfolio	50,086,690	50,086,690
U.S. Treasury Bill, 0.000%, 01/08/15-04/30/15	332,456	332,446
U.S. Treasury Bond, 2.875%, 05/15/43	47,186	48,380
U.S. Treasury Inflation Indexed, 0.125%-2.375%, 07/15/19-02/15/44	123,179	141,391
U.S. Treasury Note, 0.125%-3.125%, 12/31/14-05/15/22	841,239	881,227

TOTAL SECURITIES LENDING COLLATERAL (COST $51,490,134)		51,490,134

TOTAL INVESTMENTS (COST $535,343,616) — 108.2%		787,805,114
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.2)%		(59,696,392)

NET ASSETS — 100.0%		$728,108,722

*	Non-income producing security
(a)	All or a portion of the security is on loan. See Note 1 in Notes to Financial Statements.
ADR	American Depository Receipt

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statements of Assets And Liabilities

As of December 31, 2014
Assets:
Investment in securities, at fair value*
(Cost $535,343,616)	$787,805,114
Receivables for:
Capital shares subscribed	517,003
Dividends	162,535
Other assets	107,640

Total Assets	788,592,292

Liabilities:
Payables for:
Securities lending collateral	51,490,134
Due to custodian	5,795,434
Investment securities purchased	1,284,468
Capital shares redeemed	974,643
Advisory fee	639,679
Trustee fees	1,510
Accrued expenses and other liabilities	297,702

Total Liabilities	60,483,570

Net Assets	$728,108,722

Net Assets Consisted of:
Shares of beneficial interest at par value	$368,544
Additional paid-in capital	475,322,282
Accumulated net realized loss on investments	(43,602)
Net unrealized appreciation on investments	252,461,498

Net Assets	$728,108,722

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statements of Assets And Liabilities — concluded

As of December 31, 2014
INVESTOR CLASS
Net asset value, offering and redemption price per share ($219,428,487 / 11,123,524) outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$19.73

INSTITUTIONAL CLASS
Net asset value, offering and redemption price per share ($431,824,059 / 21,838,326) outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$19.77

ADVISOR CLASS
Net asset value, offering and redemption price per share ($76,856,176 / 3,892,520) outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$19.74

*	Includes market value of securities on loan of $49,942,189

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

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SMALL CAP FUND

Statements of Operations

For the Year Ended December 31, 2014
Investment Income:
Dividends (net of $11,064 foreign taxes withheld)	$3,537,895
Securities lending income	972,872

Total income	4,510,767

Expenses:
Advisory fees (Note 6)	8,058,480
Shareholder servicing fees, Investor Class (See Note 6)	488,285
Shareholder servicing fees, Advisor Class (See Note 6)	119,125
Accounting and administration fees (Note 6)	444,238
Registration fees	215,270
Transfer agent fees (Note 6)	163,472
Legal fees	114,218
Trustees’ fees (Note 6)	87,458
Compliance service fees	83,810
Printing & shareholder report fees	63,867
Custodian fees (Note 6)	54,494
Audit & tax fees	15,655
Miscellaneous	105,951

Total expenses	10,014,323

Net investment loss	(5,503,556)

Realized and unrealized gain (loss) from investments
Net realized gain from investments	51,615,422
Net change in unrealized depreciation on investments	(110,841,761)

Net realized and unrealized loss from investments	(59,226,339)

Net decrease in net assets resulting from operations	$(64,729,895)

See Accompanying Notes to Financial Statements

KALMAR

POOLED

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SMALL CAP FUND

Statements of Changes in Net Assets

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(5,503,556)	$(5,879,248)
Net realized gain from investments	51,615,422	14,916,831
Net change in unrealized appreciation (depreciation) on investments	(110,841,761)	245,382,419

Net increase (decrease) in net assets resulting from operations	(64,729,895)	254,420,002

Distributions to shareholders:
From realized capital gains
Investor Class	(15,095,944)	(6,176,963)
Institutional Class	(30,878,538)	(6,331,799)
Advisor Class	(5,569,574)	(2,341,027)

Total distributions to shareholders	(51,544,056)	(14,849,789)

Increase (decrease) in net assets derived from capital share transactions[1]	(61,474,150)	230,884,570

Total increase (decrease) in net assets	(177,748,101)	470,454,783
Net assets:
Beginning of Year	905,856,823	435,402,040

End of Year	$728,108,722	$905,856,823

1 For details on share transactions by class, see Statement of Changes in Net Assets — Capital Stock Activity on page 27.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

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SMALL CAP FUND

Statement of Changes in Net Assets — Capital Stock Activity

	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Shares	Value	Shares	Value
Investor Class
Proceeds from Shares issued	1,836,668	$38,981,527	18,459,653	$338,343,911
Reinvestment of distributions	688,249	13,620,456	212,850	4,835,944
Redemption fees (Note 5)	—	13,345	—	97,409
Cost of Shares redeemed	(8,038,789)	(173,420,989)	(28,914,719)	(614,732,156)[1]

Net decrease	(5,513,872)	$(120,805,661)	(10,242,216)	$(271,454,892)

Institutional Class*
Proceeds from Shares issued	8,760,109	$186,369,537	17,267,862	$371,671,616 [1]
Reinvestment of distributions	424,723	8,426,496	76,301	1,733,569
Redemption fees (Note 5)	—	16,048	—	9,852
Cost of Shares redeemed	(4,203,353)	(88,361,054)	(487,316)	(10,741,993)

Net increase	4,981,479	$106,451,027	16,856,847	$362,673,044

Advisor Class**
Proceeds from Shares issued	1,898,625	$41,971,982	6,370,519	$143,009,988
Reinvestment of distributions	1,921	38,054	173	3,931
Redemption fees (Note 5)	—	5,424	—	1,627
Cost of Shares redeemed	(4,229,841)	(89,134,976)	(148,877)	(3,349,128)

Net increase (decrease)	(2,329,295)	$(47,119,516)	6,221,815	$139,666,418

Increase (decrease) in Net Assets from Capital Share Transactions	(2,861,688)	$(61,474,150)	12,836,446	$230,884,570

*	Institutional Class Shares commenced operations on May 15, 2013.
**	Advisor Class Shares commenced operations on July 19, 2013.
[1]	Includes seed amount of $1,717,391 from Investor Class to Institutional Class on May 15, 2013.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Financial Highlights

The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information should be read in conjunction with the financial statements and notes thereto.

	For the Years Ended December 31
Investor Class[1]	2014	2013	2012	2011	2010
Net asset value at beginning of year	$22.81	$16.20	$15.36	$16.13	$12.19

Investment Operations
Net investment loss	(0.17)[2]	(0.16)[2]	(0.10)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	(1.48)	7.15	2.17	0.25	4.36

Total from investment operations	(1.65)	6.99	2.07	0.09	4.22

Distributions
From net realized gain on investments	(1.43)	(0.38)	(1.23)	(0.86)	(0.28)

Total distributions	(1.43)	(0.38)	(1.23)	(0.86)	(0.28)

Net asset value at end of year	$19.73	$22.81	$16.20	$15.36	$16.13

Total return	(7.24)%	43.14%[3]	13.64%	0.50%	34.57%

Ratios to average net assets/Supplemental Data:
Expenses to average net assets	1.34%	1.29%	1.47%	1.44%	1.48%
Net investment loss to average net assets	(0.78)%	(0.83)%	(0.68)%	(0.99)%	(1.00)%
Portfolio turnover rate[4]	25.12%	42.89%	34.03%	41.68%	29.12%
Net assets at end of year (000’s omitted)	$219,428	$379,417	$435,402	$331,800	$314,776

[1]	In connection with the adoption of the Multi-Class Plan, the existing shares of the Fund were designated as Investor Class shares effective April 22, 2013.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Investor Class performance prior to May 1, 2013 does not reflect a shareholder service fee initiated on that date.
[4]	Portfolio turnover is calculated at the Fund level.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

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SMALL CAP FUND

Financial Highlights

Institutional Class	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013[1]
Net asset value at beginning of period	$22.81	$18.82

Investment Operations
Net investment loss[2]	(0.13)[2]	(0.10)
Net realized and unrealized gain (loss) on investments	(1.48)	4.47

Total from investment operations	(1.61)	4.37

Distributions
From net realized gain on investments	(1.43)	(0.38)

Total distributions	(1.43)	(0.38)

Net asset value at end of period	$19.77	$22.81

Total return	(7.07)%	23.21	%*

Ratios to average net assets/Supplemental Data:
Expenses to average net assets	1.17%	1.22	%**
Net investment loss to average net assets	(0.61)%	(0.72	)%**
Portfolio turnover rate[3]	25.12%	42.89	%*
Net assets at end of period (000’s omitted)	$431,824	$384,551

[1]	Institutional Class shares commenced operations on May 15, 2013.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Portfolio turnover is calculated at the Fund level.
*	Not Annualized.
**	Annualized.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Financial Highlights

Advisor Class	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013[1]
Net asset value at beginning of period	$22.81	$20.08

Investment Operations
Net investment loss[2]	(0.15)[2]	(0.07)
Net realized and unrealized gain (loss) on investments	(1.49)	3.18

Total from investment operations	(1.64)	3.11

Distributions
From net realized gain on investments	(1.43)	(0.38)

Total distributions	(1.43)	(0.38)

Net asset value at end of period	$19.74	$22.81

Total return	(7.20)%	15.48	%*

Ratios to average net assets/Supplemental Data:
Expenses to average net assets	1.26%	1.32	%**
Net investment loss to average net assets	(0.70)%	(0.70	)%**
Portfolio turnover rate[3]	25.12%	42.89	%*
Net assets at end of period (000’s omitted)	$76,856	$141,889

[1]	Advisor Class shares commenced operations on July 19, 2013.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Portfolio turnover is calculated at the Fund level.
*	Not Annualized.
**	Annualized.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements

For the Year Ended December 31, 2014

1. Organization. The Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”) is a series of Kalmar Pooled Investment Trust (the “Trust”), a Delaware statutory trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.

Effective April 22, 2013, in connection with the adoption of a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, (the “Multi-Class Plan”), the Board of Trustees of the Trust designated the existing shares of the Fund as Investor Class shares and authorized the issuance of two additional Classes of shares, namely the Institutional Class and the Advisor Class. As of the date hereof, the Fund offers three classes of shares: Investor Class, Institutional Class and Advisor Class shares. Prior to April 22, 2013, the Fund issued a single class of shares. Institutional Class shares commenced operations on May 15, 2013. Advisor Class shares commenced operations on July 19, 2013. Shares of the Fund are offered and sold on a no-load basis, without the imposition of sales charges.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies.

2. Risk Considerations

Market Risk: Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Counterparty Risk: The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Fund’s Statement of Assets and Liabilities.

3. Security Valuation. A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stock and exchange-traded funds: Common stock and exchanged-traded funds are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Lacking any sales, the security is valued at the mean between the closing asked and bid price. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Open-end mutual funds: Investments in open-end mutual funds, including money market funds and securities lending collateral, are valued at their closing net asset value each business day and are categorized in Level 1 of the fair value hierarchy.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

Short-term securities: Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value, unless the Trust’s Board of Trustees determines that this does not represent fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

All other securities are valued at fair value as determined in good faith under the direction of the Board of Trustees.

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities
•	Level 2	—	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3	—	prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s assets carried at fair value:

	Total Value at December 31, 2014	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Common Stock*	$736,314,980	$736,314,980	$—	$—
Securities Lending Collateral	51,490,134	50,086,690	1,403,444	—

Total	$787,805,114	$786,401,670	$1,403,444	$—

*	Please refer to the Schedule of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. For the year ended December 31, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes. The Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States (“U.S. GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

As of December 31, 2014, the tax cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$535,387,206

Gross tax unrealized appreciation	271,640,586
Gross tax unrealized depreciation	(19,222,678)

Net tax unrealized appreciation on investments	$252,417,908

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

4. Purchases and Sales of Investment Securities. During the year ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

Purchases	$199,456,042
Sales	$276,746,753

5. Redemption Fees. In accordance with the prospectus, the Fund charges a redemption fee of 2% on proceeds from shares redeemed within 30 days following their acquisition. The redemption fee is included as a separate line item under the Share Transactions section on the Statements of Changes in Net Assets.

6. Investment Adviser and Other Services. The Fund employs Kalmar Investment Advisers (“Kalmar” or the “Adviser”) as its investment adviser. Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee of 1.00% on the first $750 million of average daily net assets; 0.975% on the next $250 million of average daily net assets; and 0.95% on amounts exceeding $1 billion average of daily net assets. For the year ended December 31, 2014, investment advisory fees were $8,058,480.

Kalmar has contractually agreed to the reimbursement of other operating expenses or the waiver of all or a portion of its advisory fee in order to limit “Total Annual Fund Operating Expenses,” excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund Fees and Expenses,” to, as a percentage of average daily net assets, 1.50%, 1.25% and 1.35% with respect to the Investor Class, the Institutional Class and the Advisor Class, respectively (the “Expense Limitation”). Kalmar will reimburse expenses attributable to a specific class before waiving its advisory fee or reimbursing other expenses allocated to the Fund as a whole (“Fund-wide expenses”). The Expense Limitation will remain in place until April 30, 2015, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses reimbursed or fees waived within a three-year period from the year in which the Adviser reimbursed expenses of a Class or the Fund or waived its fees. No recoupment will occur unless expenses of a class or the Fund are below the Expense Limitation. For the year ended December 31, 2014, the Adviser did not reimburse or waive any expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and accounting services agent for the Trust pursuant to an Administration and Accounting Services Agreement with the Trust. BNY Mellon also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Services Agreement with the Trust.

Foreside Funds Distributors LLC (the “Distributor”), provides principal underwriting services to the Fund pursuant to an Distribution Services Agreement with the Trust. The Underwriter is not affiliated with the Trust, the Adviser, or any other service provider for the Fund.

The Bank of New York Mellon Corporation, serves as Custodian of the assets of the Fund pursuant to a Custodian Services Agreement with the Trust.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

Effective January 1, 2015, those Trustees who are not “interested persons” of the Fund receive an annual retainer of $20,000, meeting fees of $1,500 and committee meeting fees of $1,000. Prior to January 1, 2015, the Trustees’ annual retainer was $10,000. The aggregate remuneration paid to the Trustees by the Fund during the fiscal year ended December 31, 2014 was $87,458. Trustees of the Fund who are officers or employees of the Adviser are paid by the Adviser and not the Fund. Certain employees of BNY Mellon are officers of the Fund. They are not compensated by the Fund. The Chief Compliance Officer (“CCO”) is an employee of the Adviser. The Fund is responsible for reimbursing the Adviser for a portion of her salary allocated to her duties as the CCO of the Fund.

Effective May 1, 2013, pursuant to the Shareholder Services Plans adopted by the Trust with respect to the Investor Class and Advisor Class shares of the Fund, the Fund, or the Adviser on behalf of the Fund, may enter into shareholder service agreements with securities broker-dealers and other securities professionals who provide shareholder servicing activities for their clients invested in the Fund. As compensation for shareholder servicing activities, the Fund is authorized to pay a fee of up to 0.25% of the Fund’s average daily net assets of its Investor Class shares and a fee up to 0.10% of the Fund’s average daily net assets of its Advisor Class shares.

7. Distributions to Shareholders. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the last two fiscal years was as follows:

	December 31, 2014	December 31, 2013
Distributions paid from:
Long-term capital gains	$51,544,056	$14,849,789

	$51,544,056	$14,849,789

Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

8. Reclassification in the Capital Accounts. The following permanent difference is primarily attributable to (to follow) and has been reclassified to the accounts in the chart below as of December 31, 2014.

Paid in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(5,503,556)	$5,503,556	$—

9. Components of Distributable Earnings. As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation
$—	$—	$252,417,896

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — concluded

10. Contractual Obligations. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Securities Lending. The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined. The Fund receives securities lending income in the form of fees or by retaining a portion of interest or dividends on the investment of any cash received or collateral. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. The Fund will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Fund will bear the risk of loss of the invested collateral. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities. As of December 31, 2014, the market value of the securities on loan and collateral are $49,942,189 and $50,086,690 in cash and $1,403,444 in non-cash collateral pledged at the broker, respectively.

Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. The following table is a summary of the Fund’s open securities lending transactions which are subject to a MSLA as of December 31, 2014:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments[1]	Cash Collateral Received	Net Amount
Securities Lending	$49,942,189	$—	$49,942,189	$49,942,189	$—	$—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

12. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Kalmar Pooled Investment Trust

We have audited the accompanying statement of assets and liabilities of Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”), a series of Kalmar Pooled Investment Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended December 31, 2013, and the financial highlights for each of the four years in the period ended December 31, 2013, and in their report, dated February 26, 2014, they expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kalmar “Growth-with-Value” Small Cap Fund as of December 31, 2014, and the results of its operations, the changes in its net assets, and its financial highlights for the year ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 24, 2015

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Fund Management

(Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. The statement of additional information contains additional information about the Trustees and is available without charge, upon request, by calling (800) 463-6670. The address of each Trustee and Officer as it relates to the Trust’s business is Barley Mill House, 3701 Kennett Pike, Wilmington, DE 19807.

Name, DOB and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Directorships / Held by Trustee For Past 5 Years
DISINTERESTED TRUSTEES
Wendell Fenton Date of Birth: May 1939 Trustee	Since 1997	Retired since 2009; formerly, Partner, Richards, Layton & Finger (law firm) from 1971 to 2009.	1	None.
Nicholas A. Giordano Date of Birth: March 1943 Trustee	Since 2000	Consultant, financial services organizations since 1997.	1	Trustee, Wilmington Funds (12 portfolios) (a registered investment company); Director, Independence Blue Cross; Director, Intricon Corp. (producer of medical devices); and Director, The RBB Fund, Inc. (18 portfolios), (a registered investment company).
David M. Reese, Jr. Date of Birth: July 1935 Trustee	Since 1997	Semi-retired since 1996.	1	None.
David D. Wakefield Date of Birth: October 1930 Trustee	Since 1997	Retired private investor since 1997.	1	Formerly, Director, Townsend’s Inc. (food products and services) (1998-2009).
INTERESTED TRUSTEE
Ford B. Draper, Jr.[2] Date of Birth: May 1942 Trustee, Chairman, President, Principal Executive Officer	Since 1997	Founder, President, Director, and Chief Investment Officer of Kalmar Investments Inc. since 1982; President, Kalmar Investment Advisers since 1997.	1	None.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Fund Management — concluded

(Unaudited)

Name, DOB and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Directorships / Held by Trustee For Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES
Ford B. Draper, III[3] Date of Birth: November 1966 Vice President	Since 2000	Managing Director, Trading and Client Services, Kalmar Investments Inc. since 1991 and Kalmar Investment Advisers since 1997.	N/A	N/A
Cynthia A. Richards Date of Birth: September 1961 Treasurer and Chief Financial Officer	Since 2014	Treasurer and Chief Financial Officer, Kalmar Investments Inc. and Kalmar Investment Advisers since January 2014; Accountant, Kalmar Investments Inc. and Kalmar Investment Advisers since 2008.	N/A	N/A
Marjorie L. McMenamin Date of Birth: August 1949 Secretary	Since 1998	Operations Director, Kalmar Investments Inc. since 1992; Operations Director, Kalmar Investment Advisers since 1997.	N/A	N/A
Kimberly R. Portmann Date of Birth: January 1967 Chief Compliance Officer	Since 2004	Chief Compliance Officer, Kalmar Investments Inc. and Kalmar Investment Advisers since 2004.	N/A	N/A
Diane J. Drake Date of Birth: July 1967 Assistant Secretary	Since 2005	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly PNC Global Investment Servicing (U.S.) Inc.) since 2008.	N/A	N/A
James G. Shaw Date of Birth: October 1960 Assistant Treasurer	Since 2005	Sr. Director and Vice President, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) since 2005.	N/A	N/A

[1]	Each Trustee and Officer serves for an indefinite term, until his or her successor is elected.
[2]	Mr. Ford B. Draper, Jr. is an “interested” Trustee, as defined in the 1940 Act by reason of his affiliation with Kalmar Investment Advisers, the Trust’s investment adviser.
[3]	Mr. Ford B. Draper, III is the son of Ford B. Draper, Jr.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Other Matters

(Unaudited)

1. Proxy Voting Policies and Procedures. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 and a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 800-463-6670, by accessing the Adviser’s website, www.kalmarinvestments.com, or by accessing the SEC’s website at www.sec.gov.

2. Quarterly Portfolio Schedules. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q, which are available on the SEC’s website www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. Change in Independent Registered Public Accounting Firm. Effective April 30, 2014, Kalmar Pooled Investment Trust (the “Trust’’), by action of its Audit Committee, which was confirmed and approved by its Board of Trustees, selected Tait, Weller & Baker LLP (“Tait Weller”) to succeed Deloitte & Touche LLP (“Deloitte’’) as the independent registered public accounting firm to the Trust and audit the Trust’s financial statements for the fiscal year ending December 31, 2014. The Trust’s dismissal of Deloitte and the subsequent selection of Tait Weller does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Trust’s prior independent registered public accounting firm, Deloitte.

Deloitte’s reports on the Trust’s financial statements for the two most recent fiscal years contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust’s two most recent fiscal years and through April 30, 2014: (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s financial statements for such years; and (ii) there were no “reportable events’’ of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Trust’s two most recent fiscal years, neither the Trust, nor anyone on their behalf, consulted with Tait Weller on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

4. Approval of Investment Management Agreement. At the meeting held on November 11, 2014, the Board of Trustees of Kalmar Pooled Investment Trust, including a majority of those Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940 (“Independent Trustees”), unanimously approved the continuation of the investment management agreement on behalf of the Fund (the “Agreement”) for an

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Other Matters — continued

(Unaudited)

additional one year period. At the direction of the Independent Trustees, counsel to the Fund sent a letter to the Adviser requesting information to be provided to the Trustees in advance of their November Board meeting. As a result, the Trustees received written information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of advisory fees paid to other registered investment companies, as well as advisory fees paid to the Adviser by other investment companies and institutional clients (vi) the size and qualifications of the Adviser’s portfolio management staff, (vii) a description of the investment decision-making process, sources of information and investment strategies, (viii) investment performance, (ix) brokerage selection procedures (including soft dollar arrangements), (x) compliance with the Fund’s investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) the Adviser’s proxy voting policies and (xii) benefits realized by the Adviser (and its affiliates) from its relationship with the Fund.

The Trustees also received a memorandum from counsel to the Fund describing their duties in connection with the approval of an advisory agreement. In addition to the information provided by the Adviser as described above, the Trustees considered all other factors they believed to be relevant to evaluating the Agreement. The Board also considered and weighed their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund, and was assisted in their deliberations by the advice of the Fund’s legal counsel.

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the services performed by the Adviser, the Adviser’s Form ADV, the size of the Adviser’s staff performing services for the Fund and their qualifications and considered the Adviser’s investment philosophy for the Fund. Based on the information provided and the Board’s previous experience with the Adviser, the Board concluded that the nature, extent and quality of the services provided by the Adviser were appropriate and consistent with the terms of the Agreement, that the quality of the services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of the Adviser’s services. The Board also concluded that the Adviser had sufficient personnel, with the appropriate levels of education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

The Board also reviewed information on the performance of the Fund along with performance information of relevant securities indices and a peer group of mutual funds. The Trustees reviewed the Fund’s performance for the year to date, one year, three year, five year and ten year periods, each ended September 30, 2014, and compared the Fund’s performance against the Russell 2000® Growth Index and the Russell 2000® Index for the same periods. The Trustees noted that the performance for the year to date, one year, and three year periods, the Fund’s performance was less than the performance of the indices and the performance for the five year and ten year periods were competitive with both indices. The Board also reviewed the performance of the Fund relative to a peer group of other small cap funds selected by the investment adviser and noted that the Fund’s performance was within an acceptable range of

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Other Matters — concluded

(Unaudited)

performance relative to other mutual funds with similar investment objectives, strategies and policies. The Board also noted that it reviews the investment performance of the Fund on an ongoing basis throughout the year.

The Board also reviewed information on the Fund’s advisory fee and expense ratio in comparison to a peer group of mutual funds. This information showed that the Adviser’s fee and the Fund’s overall expense ratio were within an acceptable range in relation to fees charged by other advisers for managing comparable mutual funds with similar strategies and such other mutual funds’ total expense ratios. The Trustees also considered the fees the Adviser charges to separate accounts that it manages. The Trustees noted that the fees charged to the Fund are similar to the fees charged to the Adviser’s separate accounts, although the Fund’s operations are more complicated and the Fund has additional compliance obligations. The Trustees also noted that, unlike the separate accounts, the Adviser needs to manage the Fund for daily liquidity and for various IRS and compliance tests. The Board concluded that the Adviser’s fees were reasonable in relation to the nature and quality of the services provided. The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided, and the Fund’s investment performance.

The Board also considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Board reviewed the Adviser’s cost allocation methodology as well as the Adviser’s balance sheet and schedule of revenue, expenses and operating income. The Board noted that the Adviser’s level of profitability in providing service to the Fund is an appropriate factor to consider and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically, but are not excessive. Based on this information, the Board concluded that the Adviser’s fees and profits derived from its relationship with the Fund were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies.

The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the Adviser’s compliance culture and the Fund’s investment performance. The Board also considered the advisory fee breakpoints and the benefit derived by shareholders as the Fund’s asset levels increase. The Board determined that economies of scale for the benefit of shareholders should be achieved as assets of the Fund increase as a result of breakpoint reductions in the advisory fee rate at specific asset levels.

After consideration of all the factors, taking into consideration the information presented at the meeting and previous meetings of the Board and deliberating in executive session, the entire Board, including the Independent Trustees, approved the Agreement with the Adviser for an additional one-year period ending November 30, 2015. In arriving at their decision the Trustees did not identify any single matter as controlling the Board’s analysis, but made their determination in light of all the circumstances.

KALMAR POOLED INVESTMENT TRUST

PRIVACY POLICY

Kalmar and our employees recognize the importance of protecting the privacy and confidentiality of your nonpublic personal information. To help you better understand how your personal information is protected at Kalmar we are providing you with the following statement describing our practices and policies regarding the collection, use, retention, and security of nonpublic information. In the event you terminate your client relationship with us, or temporarily become inactive, we will continue to adhere to the policies and practices described in this notice.

INFORMATION WE COLLECT

We collect nonpublic personal information about you (and our other clients) from the following sources:

•	Information we receive from you on contracts, fund applications or other forms;

•	Information about your transactions with us, our affiliates or others; and

•	Information we receive from you through conversations on the telephone or in person and written or E-mail correspondence.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former clients, to third parties except on the limited basis necessary to help manage your affairs confidentially, and importantly on the limited basis permitted or required by law. As an example, we may provide information about you to third parties such as your custodian or accountant to assist us in servicing your account and to send transaction confirmations, quarterly and annual reports, and tax forms to you.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic, and procedural safeguards that comply with all applicable laws in order to protect your nonpublic personal information. We also restrict access to your non-public personal and account information to those employees who need to know that information to provide products or services to you. In addition, reasonable measures are taken to ensure for the proper disposal of any personal and account information in accordance with Securities and Exchange Commission Regulation S-P.

INVESTMENT ADVISER

KALMAR INVESTMENT ADVISERS

BARLEY MILL HOUSE

3701 KENNETT PIKE

WILMINGTON, DE 19807

(WEBSITE) WWW.KALMARINVESTMENTS.COM

DISTRIBUTOR

FORESIDE FUNDS DISTRIBUTORS LLC

400 BERWYN PARK

899 CASSATT ROAD

BERWYN, PA 19312

WWW.FORESIDE.COM

SHAREHOLDER SERVICES

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 COMPUTER DRIVE

WESTBOROUGH, MA 01581

CUSTODIAN

THE BANK OF NEW YORK MELLON

ONE WALL STREET

NEW YORK, NY 10286

LEGAL COUNSEL

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

18TH & ARCH STREETS

PHILADELPHIA, PA 19103-2799

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TAIT, WELLER & BAKER LLP

1818 MARKET STREET, SUITE 2400

PHILADELPHIA, PA 19103

KALMAR POOLED INVESTMENT TRUST

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 COMPUTER DRIVE

WESTBOROUGH, MA 01581

(WEBSITE) WWW.KALMARINVESTMENTS.COM

KL12—12/14

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that each of Nicholas A. Giordano and David D. Wakefield is an “audit committee financial expert” serving on its audit committee and that each is “independent,” as such terms are defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $33,500 for 2013 and $17,000 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,500 for 2013 and $3,000 for 2014. The fees billed were for review by the principal accountant of the registrant’s Federal and State tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the Registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the Registrant. The Audit Committee also pre-approves any non-audit services provided by the Registrant’s principal accountant to Kalmar Investment Advisers.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2013 and $0 for 2014.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                         Kalmar Pooled Investment Trust

By (Signature and Title)*            /s/ Ford B. Draper, Jr.

Ford B. Draper, Jr., Chief Executive Officer

(principal executive officer)

Date    February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*            /s/ Ford B. Draper, Jr.

Ford B. Draper, Jr., Chief Executive Officer

(principal executive officer)

Date    February 25, 2015

By (Signature and Title)*            /s/ Cynthia A. Richards

Cynthia A. Richards, Chief Financial Officer

(principal financial officer)

Date    February 25, 2015

* Print the name and title of each signing officer under his or her signature.